Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

JP Morgan Chase Commercial Mortgage Securities Corporation
270 Park Avenue
10th Floor
New York, NY 10017

RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Trustee and/or Paying Agent under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period

March 1, 2008

/s/ Judith Rishel
Judith Rishel
Vice President

To: JP Morgan Chase Commercial Mortgage Securities Corp

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

Schedule A List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2007-C1, Wells Fargo Bank, N.A. as Trustee and Paying Agent, as applicable

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2007-LDP10, Wells Fargo Bank, N.A. as Trustee

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2006-CIBC16, Wells Fargo Bank, N.A. as Trustee and Paying Agent, as applicable

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2006-LDP6, Wells Fargo Bank, N.A. as Trustee and Paying Agent, as applicable

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2006-LDP7, Wells Fargo Bank, N.A. as Trustee

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2007-CIBC20, Wells Fargo Bank, N.A. as Trustee and Paying Agent, as applicable

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2007-CIBC18, Wells Fargo Bank, N.A. as Trustee and Paying Agent, as applicable

Pooling and Servicing Agreement for JPMorgan Chase Commercial Mortgage Pass Through
Certificates, Series 2006-LDP9, Wells Fargo Bank, N.A. as Paying Agent

To: JP Morgan Chase Commercial Mortgage Securities Corp